Exhibit 24


                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of HUBCO, Inc. (the "Corporation"), does hereby appoint Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo his or her true and lawful attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.

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                  Signature                                     Title                                     Date


KENNETH T. NEILSON                                 Chairman, President, Chief Executive      September 29, 1998
----------------------------------              Officer and Director (Principal Executive
(Kenneth T. Neilson)                                           Officer)

ROBERT J. BURKE
----------------------------------                               Director                    September 29, 1998
(Robert J. Burke)

DONALD P. CALCAGNINI                                             Director                    September 29, 1998
----------------------------------
(Donald P. Calcagnini)

JOAN DAVID                                                       Director                    September 29, 1998
----------------------------------
(Joan David)

                                                                 Director                    _________________, 1998
----------------------------------
(Thomas R. Farley)

BRYANT MALCOLM                                                   Director                    September 29, 1998
----------------------------------
(Bryant Malcolm)

W. PETER McBRIDE
----------------------------------                               Director                    September 29, 1998
(W. Peter McBride)

                                                                 Director                    _________________, 1998
----------------------------------
(Charles F.X. Poggi)

DAVID A. ROSOW                                                   Director                    September 29, 1998
----------------------------------
(David A. Rosow)

                                                                 Director                    _________________, 1998
----------------------------------
(James E. Schierloh)

                                                                 Director                    _________________, 1998
----------------------------------
(John Tatigian)
                                                                                             _________________, 1998
                                                                 Director
----------------------------------
(Sister Grace Frances Strauber)

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NOEL deCORDOVA                                                   Director                    September 28, 1998
----------------------------------
(Noel deCordova)

JOSEPH B. TOCKARSHEWSKY                                          Director                    September 28, 1998
----------------------------------
(Joseph B. Tockarshewsky)


----------------------------------                               Director                    _________________, 1998
(William C. Myers)

JOSEPH F. HURLEY
----------------------------------                       Executive Vice President
(Joseph F. Hurley)                                      and Chief Financial Officer          September 29, 1998


CHRIS A. WITKOWSKI                                 Senior Vice President and Controller      September 29, 1998
----------------------------------
(Chris A. Witkowski)

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